SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                             reported): May 30, 2001

                              Emerson Electric Co.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Missouri                          1-278                       43-0259330
-----------------           ----------------          --------------------------
(State or Other                (Commission                 (I.R.S. Employer
Jurisdiction of               File Number)              Identification Number)
Incorporation)


8000 West Florissant Avenue
St. Louis, Missouri                                               63136
--------------------------------------------                  --------------
(Address of Principal Executive Offices)                        (Zip Code)


               Registrant's telephone number, including area code:

                                 (314) 553-2000
                   ------------------------------------------

Item 9.  Regulation FD Disclosure.
---------------------------------

     The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders - 13 Month Summary
-------------------------------------------------
(Percent  change.  Trailing 3-month average versus prior year.)


                                    Apr. '00       May. `00        Jun. '00       Jul. '00       Aug. '00
                                    --------       ---------       ---------      --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           +0-5           +0-5
HVAC                                   +5             +5             +5-10          +5-10          +5-10
Electronics and Telecom               +>30           +>20            +>30           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           -5-0
Process Control                       flat           flat            flat           flat           +0-5
  Total Emerson                       +5-10          +5-10           +5-10          +5-10          +5-10

                                    Sep. '00       Oct. '00        Nov. '00       Dec. '00       Jan. '01
                                    --------       --------        --------       --------       --------
Industrial Automation                 flat           -5-0            -5-0           -5-0           +0-5
HVAC                                  +0-5           flat            -5-0           +0-5           +0-5
Electronics and Telecom               +>30           +>30             +30          +25-30         +10-15
Appliance and Tools                   -5-0           flat            -5-0           -5-0           -5-0
Process Control                       +0-5           +0-5            +0-5           +0-5          +10-15
  Total Emerson                        +5             +5              +5            +5-10          +5-10

                                    Feb. '01       Mar. '01        Apr. `01
                                    --------       --------        --------
Industrial Automation                 flat           -5-0            -10-5
HVAC                                   +5            -5-0            -5-0
Electronics and Telecom               -5-0           ->20            ->20
Appliance and Tools                    -5            -10-5           -10-5
Process Control                        +15          +15-20          +15-20
  Total Emerson                       +0-5           -10-5           -10-5


Apr. '01 Order Comments:
------------------------
Industrial Automation orders reflect softness in the U.S. industrial goods markets, unfavorable currency comparisons and moderated demand in Europe and other international markets.

HVAC orders reflect broad weakness in the supermarket and food service markets, softness in U.S. consumer goods, as well as moderated demand in Europe.

Electronics and Telecom orders continue to reflect the broad weakness in the computing and telecom equipment markets.

Appliance and Tools orders reflect continued softness in motor and appliance components demand, along with mixed levels of activity in the tools area.

Process orders reflect the growing success of PlantWeb and Emerson Performance Solutions, widespread strength among control, valve and measurement products, and overall increases in capital spending by customers in select markets.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMERSON ELECTRIC CO.
                                     (Registrant)

Date:  May 30, 2001                  By:      s/H. M. Smith
                                        ----------------------------------------
                                                H. M. Smith
                                                Assistant General Counsel and
                                                Assistant Secretary